EXHIBIT 10.11

FOTV MEDIA NETWORKS INC.

338 N. Canon Drive, 3rd Floor

Beverly Hills, California 90210

April 28, 2016

Mr. Alkiviades (Alki) David

1141 Summit Drive

Beverly Hills, CA 90210

Dear Alki:

This letter will confirm the terms of your employment by FOTV Media Networks Inc., a Delaware corporation (the “Company”).

1.	TITLE

You shall be employed by the Company as its President and Chief Executive Officer.

2.	SALARY

Your salary shall be $550,000 per year, payable in bi-weekly installments.

3.	RESPONSIBILITIES

Your responsibilities and duties shall be those ordinarily possessed by the President and Chief Executive Officer of a publicly-traded company.

4.	CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

You will be required to execute the Company’s standard form of Confidentiality and Non-Competition Agreement, a copy of which is included with this letter.

Very truly yours,

FOTV MEDIA NETWORKS INC.

By:	/s/ Peter van Pruissen
	Name:	Peter van Pruissen
	Title:	Chief Financial Officer

ACCEPTED AND AGREED:

/s/ Alkiviades David
Alkiviades (Alki) David